Exhibit 10.6

English Translation

Supplement to the Equity Transfer Agreement

This agreement was signed in Hong Kong by the following parties on the day of 2021:

Party A: Daxing Huashang (Hong Kong) Investment Co., Ltd.

Authorized Director: Lin Yumin

Party B: ANGEL INTERNATIONAL INVESTMENT HOLDINGS LIMITED

Authorized Director: Kin Lam

Party C: Valley Holdings Limited (referred to as the “Target Company”)

Authorized Director: Kin Lam

Party D: FORTUNE VALLEY TREASURES, INC.

Authorized Director: Lin Yumin

Given:

1. Party A is a company registered and validly existing in Hong Kong and a wholly-owned subsidiary of Party D.

2. The Target Company is a commercial company incorporated in Hong Kong. As of the signing date of this agreement, the registered capital of the Target Company is HK$1,000,000. Valley Foods Holdings (Guangzhou) Co. Ltd. is a joint stock limited company incorporated in China, mainly engaged in food wholesale, additives, and other businesses. The Target Company holds 88.4367% of its equity. Valley Foods Holdings (Guangzhou) Co. Ltd. and its subsidiaries Guangzhou Asia-Pacific Food Technology Co., Ltd., Guangzhou Tianhui Trading Co., Ltd., and Guangzhou Zhongshitian Internet of Things Service Co., Ltd. are collectively referred to as the “subsidiaries” of the Target Company. (Please refer to the companies’ names in the Chinese version of the agreement).

3. As of the signing date of this agreement, Party B is the original shareholder holding 70% of the shares of the Target Company; the shareholder holding the remaining 30% of the shares of the Target Company is Xinyi Holdings Global Limited.

4. Parties A, B, C, and D signed the “Equity Transfer Agreement” on January 6, 2020, and Party B agreed to transfer 70% of the shares of the Target Company it held to Party A in accordance with the terms of this agreement. Party A agreed to acquire such shares in accordance with the provisions of this agreement, including the delivery of Party C’s shares to Party B as consideration for the transfer of the equity of the Target Company.

In accordance with relevant laws and regulations, parties A, B, C, and D have reached the following supplementary agreement on the transfer of 70% of the shares of the Target Company held by Party B to Party A through friendly negotiation and the principle of equality and mutual benefits:

1. The Target Company and Party B promise that the net profit of the target company and its subsidiaries in the 2020 annual audited consolidated statement shall not be less than HK$3 million.

On the basis of the above-mentioned commitment to the net profit of the consolidated statement, the parties agreed to calculate the valuation of the Target Company’s 70% equity at 12 million U.S. dollars. If the Target Company and its subsidiaries’ audited consolidated statement net profit for 2020 is more than HK$5 million, the parties agree to calculate the valuation of the Target Company’s 70% equity at US$14 million. If it is less than HK$3 million, the parties will sign a supplementary agreement regarding the consideration of the transaction.

2. Looking at the operations as of December 31, 2020, Valley Holdings’ net profit in the consolidated statement for the year of 2020 will show a loss, and the parties will sign a supplementary agreement on the consideration of the transaction.

3. In view of the above situation, after friendly negotiation and discussion of, all parties agreed that the total valuation of Valley Holdings was set at 15 million U.S. dollars, that is, the parties agreed to calculate the valuation of the target company’s 70% equity at 10.5 million U.S. dollars.

4. Other. Matters not mention in this agreement shall be implemented in accordance with the “Equity Transfer Agreement” signed by A, B, C, and D; matters of which the provisions in this agreement are inconsistent with those in the “Equity Transfer Agreement”, shall be implemented in accordance with the provisions of this agreement; Matters not discussed either in this agreement or the “Equity Transfer Agreement” shall be negotiated and determined by the parties to the agreement in accordance with the principle of friendly negotiation.

(The following has no text, it is a signed page)

(This page has no text, it is the signing page of “Supplementary Agreement to Equity Transfer Agreement”)

Party A: Daxing Huashang (Hong Kong) Investment Co., Ltd.

Signature of authorized director:

Party B: ANGEL INTERNATIONAL INVESTMENT HOLDINGS LIMITED

Signature of authorized director:

Party C: Benefit Group Co., Ltd.

Signature of authorized director:

Party D: FORTUNE VALLEY TREASURES, INC.

Signature of authorized director: